EXHIBIT 99.1
------------



JONES LANG LASALLE - PAGE - 1:



                             JONES LANG LASALLE

                                  June 2005

JONES LANG LASALLE - PAGE - 2:



                         FORWARD LOOKING STATEMENTS
                         --------------------------


Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans, targets, projections and objectives may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements and Jones Lang LaSalle makes no representations or guarantees thereof. Factors that could cause actual results to differ materially include those discussed under "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Quantitative and Qualitative Disclosures about Market Risk," and elsewhere in Jones Lang LaSalle's Annual Report on
Form 10-K for the year ended December 31, 2004, in Jones Lang LaSalle's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 and in other reports filed with the Securities and Exchange Commission.
Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle's expectations or results, or any change in events. In addition, nothing herein may be construed or is intended as an offering of any security.

JONES LANG LASALLE - PAGE - 3:



                                 OUR VISION


   ----------------------------------------------------------------------

          To be the chosen real estate expert and strategic adviser to the leading occupiers and investors around the world

   ----------------------------------------------------------------------




                  WE ARE:                             WE ARE NOT:

      . A global firm operating across          . Asset intensive
        more than 100 markets
                                                . A REIT
      . Advisor and service provider
        to real estate occupiers and
        investors

      . Global real estate investment/
        fund manager

      . Client-relationship oriented

      . Strong cash-flow business model

JONES LANG LASALLE - PAGE - 4:



                               OUR VALUE MODEL

                Performing Consistently and Maximizing Growth



                               VALUE CREATION
                               --------------

                        .     Clients

                        .     Employees

                        .     Shareholders



                                VALUE DRIVERS
                                -------------

                        .     Integrated Global Services

                        .     Research

                        .     Account Management

                        .     Operational Excellence

                        .     Strong Brand




 [Graphic indicating - Occupiers and Investors encircling and indicating - ]


      REAL ESTATE                         REAL ESTATE
      OCCUPIER SERVICES                   MONEY MANAGEMENT

      -     Outsourcing                   -     Global Investment
      -     Tenant Representation               Capability
      -     Facilities Management         -     Institutional/Retail
      -     Project & Development               Capital
            Services                      -     Direct and Indirect
      -     Consulting                          Vehicles
                                          -     Private & Public
                                          -     Income, Value-Add &
                                                Opportunistic Investments


      REAL ESTATE CAPITAL MARKETS         REAL ESTATE INVESTOR SERVICES

      -     Investment Banking            -     Leasing
      -     Corporate Finance             -     Property Management
      -     Acquisitions & Dispositions   -     Project &
      -     Financial Restructuring             Development Services
      -     Debt & Equity Raising         -     Consulting
      -     Hotel Advisory                -     Valuations
                                          -     Property Auctions

JONES LANG LASALLE - PAGE - 5:



               OUR GROWTH DRIVERS - THE GLOBAL FIVE PRIORITIES



            1     Local and Regional Service Operations

            2     Global Corporate Solutions

            3     Global Capital Markets

            4     LaSalle Investment Management

            5     Infrastructure

JONES LANG LASALLE - PAGE - 6:



               OUR GROWTH DRIVERS - THE GLOBAL FIVE PRIORITIES


        ------------------------------------------------------------
            1     LOCAL AND REGIONAL SERVICE OPERATIONS
        ------------------------------------------------------------

                  -     Be a force in all markets

                  -     Operate to world service standards

                  -     Execute the global service lines

JONES LANG LASALLE - PAGE - 7:



                  UNRIVALLED COVERAGE OF GLOBAL REAL ESTATE

                     More than 100 Wholly-Owned Offices



----------------------------------------------------------------------
                                  AMERICAS
----------------------------------------------------------------------

Atlanta           Ft. Lauderdale    New Orleans       St. Louis
Austin            Hartford          New York          Salt Lake City
Baltimore         Houston           Orange County     San Diego
Buenos Aires      Los Angeles       Orlando           San Francisco
Chicago           McLean            Philadelphia      Sao Paulo
Cincinnati        Mexico City       Phoenix           Seattle
Cleveland         Miami             Pittsburgh        Tampa
Columbus          Minneapolis       Portland          Toronto
Dallas            Monterrey         Rio de Janeiro    Vancouver
Denver            Montreal          Sacramento        Washington, DC
Detroit           New Jersey        Santiago


----------------------------------------------------------------------
                                ASIA PACIFIC
----------------------------------------------------------------------

Adelaide          Chennai           Melbourne         Singapore
Auckland          Guangzhou         Mumbai            Sydney
Bangalore         Hong Kong         New Delhi         Taipei
Bangkok           Jakarta           Penang*           Tokyo
Beijing           Johor Bahru*      Perth             Wellington
Brisbane          Kuala Lumpur*     Seoul
Canberra          Manila            Shanghai


----------------------------------------------------------------------
                                   EUROPE
----------------------------------------------------------------------

Amsterdam         Eindhoven         Luxembourg        Prague
Antwerp           Frankfurt         Lyon              Rotterdam
Barcelona         Glasgow           Madrid            Seville
Berlin            Gothenburg        Malmo             Stockholm
Birmingham        Grenoble          Manchester        Tel Aviv
Brussels          The Hague         Milan             Utrecht
Budapest          Hamburg           Moscow            Valencia
Dublin            Leeds             Munich            Warsaw
Dusseldorf        Lisbon            Norwich           Wiesbaden
Edinburgh         London            Paris



  * Strategic Alliance with Jones Lang Wooton Malaysia






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JONES LANG LASALLE - PAGE - 8:



           DIVERSIFIED REVENUE SOURCES - DRIVING MARGIN EXPANSION

                           2004 GEOGRAPHIC SPREAD


[ Graphic  / Pie Charts indicating ]


                    TOTAL 2004 REVENUE:  $1.2 BILLION (1)

                  LaSalle Investment Management       13% (1)
                  IOS - Americas                      31%
                  IOS - Europe                        37%
                  IOS - Asia Pacific                  19%




                           OPERATING INCOME MARGIN
                           -----------------------
                                                            Long
                                                            Term
                                                 2004      Targets
                                                ------     -------

            LaSalle Investment Management (1)    21.2%      20+  %
            IOS - Americas                       14.4%      12-13%
            IOS - Europe                          4.1%      10-12%
            IOS - Asia Pacific                    2.7%       8-10%



      Note:  IOS refers to our Investor and Occupier Services


  (1) Equity earnings are an integral part of this business and are therefore included in the Geographic Spread and Operating Income Margin. Equity earnings are not included in the Total Revenue.

JONES LANG LASALLE - PAGE - 9:



                    GROWING MARKETS PROVIDE OPPORTUNITIES
           Examples of Demonstrated Growth with Further Potential



--------------------------------------------------------------------------
CHINA
--------------------------------------------------------------------------

2001                    2004                    2007 (projected)

Employees: 140          Employees: 220          Employees: 450-500

Revenue: $5.9 million   Revenue: $11.5 million  Revenue: $35-$40 million



--------------------------------------------------------------------------
RUSSIA
--------------------------------------------------------------------------

2001                    2004                    2007 (projected)

Employees: 30           Employees: 74           Employees: 120

Revenue: $2.8 million   Revenue: $9.9 million   Revenue: $20.5 million




Note: Employee counts include professional and support employees and exclude property maintenance employees.






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JONES LANG LASALLE - PAGE - 10:



               OUR GROWTH DRIVERS - THE GLOBAL FIVE PRIORITIES


        ------------------------------------------------------------
             2    GLOBAL CORPORATE SOLUTIONS
        ------------------------------------------------------------

                  -     Global outsourcing trend

                  -     Clients demanding consistent service

                  -     Best practice

JONES LANG LASALLE - PAGE - 11:



                   CORPORATE SOLUTIONS IS CLIENT CENTERED




                         [ graphic indicating core ]

                                   CLIENT


                               [ circled by ]

                             ACCOUNT MANAGEMENT


                               [ circled by ]

                             Facility Management

                             Project Management

                       Regional Tenant Representation

                            Strategic Consulting

                            Lease Administration

                              Corporate Finance

                         Local Tenant Representation

JONES LANG LASALLE - PAGE - 12:



                   CORPORATE REAL ESTATE MANAGED GLOBALLY

            Informal Survey of How Corporates Managed Real Estate


[ Graphic  / Pie Charts indicating ]


                              75 CRE EXECUTIVES
                                  JUNE 2003

                        -     Global - 55%
                        -     Region - 33%
                        -     Business Unit - 9%
                        -     Country - 3%



                              50 CRE EXECUTIVES
                                 MARCH 2004

                        -     Global - 89%
                        -     Region - 7%
                        -     Business Unit - 2%
                        -     Country - 2%



Source:  surveys taken by clients and prospects at JLL-sponsored events

JONES LANG LASALLE - PAGE - 13:



                    OUR MULTI-REGION RFPs ARE INCREASING


[ Graphic  / Bar Chart indicating ]

                  RFPs  2001        -      5

                        2002        -      7

                        2003        -     15

                        2004        -     20

                        YTD 2005    -     13

JONES LANG LASALLE - PAGE - 14:



                         GLOBAL CORPORATE SOLUTIONS

           High Growth Potential Businesses with Annuity Revenues



      GROWTH STRATEGY

      .     Capitalize on corporate outsourcing and cost reduction trends

      .     Differentiate with integrated global capability

      .     Service clients with dedicated account management


------------------------------------------------------------------------


      GROWTH OCCURRING IN SERVICE LINES AND GEORGRAPHIES


      AMERICAS FACILITIES MANAGEMENT
      -------------------------------------------------------

      2001                          2004

      Employees:  589               Employees:  731

      Revenue:  $33.6 million       Revenue:  $48.3 million


      INDIA
      -------------------------------------------------------

      2001                          2004

      Employees: < 100              Employees:  195

      Revenue:  $1.9 million        Revenue:  $10.5 million





Note: Employee counts include professional and support employees and exclude property maintenance employees

JONES LANG LASALLE - PAGE - 15:



               OUR GROWTH DRIVERS - THE GLOBAL FIVE PRIORITIES


        ------------------------------------------------------------
             3    GLOBAL CAPITAL MARKETS
        ------------------------------------------------------------

                  -     World leader in international transactions

                  -     Increase regional capability

JONES LANG LASALLE - PAGE - 16:



                   2004 GLOBAL CAPITAL MARKETS PERFORMANCE



                                    $34bn



                               AMERICAS - $3bn

                               EUROPE - $22bn

                             ASIA PACIFIC - $4bn



                                HOTELS - $5bn

JONES LANG LASALLE - PAGE - 17:



                       REAL ESTATE INVESTMENT TURNOVER


[ Graphic  / Bar Chart indicating ]


                               WORLD'S TOP 10


                                          Annual Average
                                          Billions EUR
                                          --------------

            London            -               10

            New York          -                8

            Paris             -                5.5

            Tokyo             -                5

            Washington, DC    -                4.7

            Los Angeles       -                4.5

            Chicago           -                3.7

            Toronto           -                2.5

            Boston            -                2

            Hong Kong         -                2



Based on data 2000-2003
Source:  Jones Lang LaSalle, 2003






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JONES LANG LASALLE - PAGE - 18:



                     CROSS-BORDER REAL ESTATE INVESTMENT


[ Graphic  / Bar Chart indicating ]




EUROPE:  Direct Real Estate

Investment '00 - '04

                  ------------------------------
                  EUR billions             Total
                  ------------------------------
                  2000                      64.0
                  2001                      75.3
                  2002                      87.1
                  2003                      89.2
                  2004                      95.6
                  ------------------------------



ASIA:  Cross Border Purchases as % of Total Investment, 2003

                  ------------------------------
                  Singapore                65.3%
                  Seoul                    53.1%
                  Bangkok                  49.3%
                  Shanghai                 45.4%
                  New Zealand              42.6%
                  Hong Kong                18.3%
                  Tokyo                     6.0%
                  Australia                 4.9%
                  Beijing                   4.4%
                  ------------------------------

                  Total investment 2003 16bn



Cross-border investment activity is defined as any direct transaction that involves a foreign buyer or seller.


Source:  Jones Lang LaSalle, March 2005

JONES LANG LASALLE - PAGE - 19:



                      REAL ESTATE MARKET SIZE AND SHAPE


[ Graphic  / Bar Chart indicating ]



                            Private    Private
                 Owner-     Direct    Indirect
                Occupied    Invest-    Invest-    Public
                Property     ments      ments     Market
                --------   --------   --------   --------

EUROPE             67%        20%        9%         4%      4.7 Trillion

USA                24%        52%        17%        7%      4.0 Trillion

ASIA PACIFIC                                                2-3 Trillion






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JONES LANG LASALLE - PAGE - 20:



                            OFFICE MARKET CYCLES

                         Improving Occupier Markets


[ graphics indicating improving occupier markets ]
------------------------------------------------------------------------
                                ASIA PACIFIC
------------------------------------------------------------------------
                       Rents          Rental           Rental
      Rents          Bottoming        Growth           Growth
     Falling            Out        Accelerating        Slowing
  -------------    -------------   -------------    -------------

1                     2     3    5     6    7  8  9
                            4                    10   11 12

1     Seoul             5     Kuala Lumpur      9     Auckland
2     Beijing           6     Singapore         10    Jakarta
3     Sydney            7     Tokyo             11    Shanghai
4     Melbourne         8     Bangkok           12    Hong Kong


------------------------------------------------------------------------
                                   EUROPE
------------------------------------------------------------------------
                       Rents          Rental           Rental
      Rents          Bottoming        Growth           Growth
     Falling            Out        Accelerating        Slowing
  -------------    -------------   -------------    -------------

           1         2 3 4 6 5   7   11 12                  13    14
                                 8
                                 9
                                10

1     Frankfurt         6     Paris             11    Madrid
2     Milan             7     Prague            12    London
3     Berlin            8     Budapest          13    Moscow
4     Amsterdam         9     Stockholm         14    Brussels
5     Warsaw            10    Dublin


------------------------------------------------------------------------
                                     USA
------------------------------------------------------------------------
     Supply           Falling        Stagnant          Rising
    Response          Market          Market           Market
  -------------    -------------   -------------    -------------

          15                           1          2    9    13
                                                  3   10    14
                                                  4   11
                                                  5   12
                                                  6
                                                  7
                                                  8

1     Houston           6     Boston            11    Miami
2     Atlanta           7     Chicago           12    San Francisco
3     Philadelphia      8     Las Vegas         13    New York City
4     Seattle           9     Denver            14    Washington, DC
5     Dallas            10    Los Angeles       15    San Diego

JONES LANG LASALLE - PAGE - 21:



                     GLOBAL TRANSPARENCY IN REAL ESTATE

[ graphics indicating - ]


HIGHLY TRANSPARENT -

      Country -
            Australia         United Kingdom
            New Zealand       Canada
            United States     Netherlands


TRANSPARENT

      Country -
            Hong Kong         Finland           Austria
            Sweden            Switzerland       Norway
            Singapore         Ireland           Spain
            Germany           Belgium           Malaysia
            France            Denmark           South Africa


SEMI-TRANSPARENT

      Country -
            Italy             Taiwan            Greece
            Portugal          Poland            Estonia
            Czech Republic    Mexico            South Korea
            Hungary           Israel            Philippines
            Japan             Chile             Thailand


LOW-TRANSPARENT

      Country -
            Brazil            Argentina         Colombia
            Russia            India             Indonesia
            P.R. China        Costa Rica        United Arab Emirates (UAE)


OPAQUE

      Country -
            Turkey            Saudi Arabia
            Vietnam           Romania
            Egypt             Ukraine

JONES LANG LASALLE - PAGE - 22:



               OUR GROWTH DRIVERS - THE GLOBAL FIVE PRIORITIES


        ------------------------------------------------------------
            4     LASALLE INVESTMENT MANAGEMENT
        ------------------------------------------------------------

                  -     Successful track record

                  -     Maintain long-term value style

                  -     Invest for global growth

JONES LANG LASALLE - PAGE - 23:



                           CAPITAL RAISING - FUNDS

     Launch Funds That Match Attractive Investments with Investor Needs



                     JLL CO-INVESTMENT IN FUNDS = $60 M

                  AMERICAS

                  .     Canada Income & Growth

                  .     Canada Income & Growth II

                  .     Income & Growth III

                  .     Medical Office Fund

                  .     Seligman

                  .     Medical Office Fund II

                  .     Income & Growth IV

                  .     US Trust




                         TOTAL BUYING POWER = $10 B

                  EUROPE

                  .     London Office

                  .     Barclays

                  .     LaSalle Euro Growth II

                  .     LaSalle Euro Growth III

                  .     Eurozone Open-end Fund


                  ASIA PACIFIC

                  .     Nikko

                  .     Japan Logistics

                  .     Asia Recovery Fund

                  .     Asia Fund II

                  .     SG Hiscock

JONES LANG LASALLE - PAGE - 24:



                     CAPITAL RAISING - SEPARATE ACCOUNTS

      Add Large Scale Separate Accounts That Value Our Global Platform


                         Total Buying Power = $10+ B



                  AMERICAS

                        .     Separate Account


                  EUROPE

                        .     Separate Account

                        .     Separate Account


                  ASIA PACIFIC

                        .     Separate Account

                        .     Separate Account

JONES LANG LASALLE - PAGE - 25:



                          CAPITAL RAISING - RETAIL



                       Total Potential = $2.7 - 3.9 B



                  AMERICAS


                        US Trust

                        .     $1.2 B


                        Smith Barney

                        .     $200 M+


                        Seligman

                        .     $250 M+




                  EUROPE


                        Barclay's

                        .     $300-500 M


                        MeesPierson

                        .     $200 M




                  ASIA PACIFIC


                        Nikko

                        .     $500 M+


                        SG Hiscock

                        .     $200 M+

JONES LANG LASALLE - PAGE - 26:



               OUR GROWTH DRIVERS - THE GLOBAL FIVE PRIORITIES


        ------------------------------------------------------------
            5     INFRASTRUCTURE
        ------------------------------------------------------------

                  -     Superior systems and processes

                  -     Setting the world standard for cost
                        efficient infrastructure

JONES LANG LASALLE - PAGE - 27:



                            GLOBAL INFRASTRUCTURE



      .     Best in Class management reporting for Finance and HR

      .     Global client invoicing

      .     Global business applications

      .     Global client accounts payable

      .     Standard, repeatable processes - SOX efficient

      .     Lower risks through system controls

      .     Elimination of duplicate system costs

      . Improved speed and access to information in all parts of the world

JONES LANG LASALLE - PAGE - 28:



                 OUR CLIENT ROSTER IS IMPRESSIVE AND GROWING



A FEW EXAMPLES ...



      BANK OF AMERICA               DEUTSCHE BANK

      MICROSOFT                     P&G

      WHIRLPOOL                     MOTOROLA

      CalPERS                       DELPHI

      3M                            HSBC

      TAAssociates                  TIAA CREF

      GM                            THE OHIO STATE UNIVERSITY

      Cisco Systems                 DEPARTMENT OF THE ARMY -
                                      UNITED STATES OF AMERICA
      Hermes Property Asset
        Management Limited          Merrill Lynch

      Scottish Widows               Deka Immobilien Investment

      Skandia

JONES LANG LASALLE - PAGE - 29:



                   THE LEADING REAL ESTATE SERVICES BRAND



            .     DOMINANT GLOBAL PLATFORM

                  -     Over 100 markets on five continents

                  -     Over 8,000 real estate professionals



            .     LEADING PROPERTY MANAGEMENT BUSINESS

                  -     Over 800 million s.f. under management



            .     ONE OF THE WORLD'S LARGEST AND MOST DIVERSE
                  REAL ESTATE INVESTMENT MANAGEMENT FIRMS

                  -     $26 billion under management



            .     GLOBAL CAPITAL MARKETS LEADERSHIP

                  -     Advised approximately $34 billion in 2004



            .     LEADING PROFESSIONAL PROJECT MANAGEMENT BUSINESS

                  -     Over 800 dedicated professionals



            .     GLOBAL REAL ESTATE RESEARCH CAPABILITY

                  -     185 dedicated professionals

JONES LANG LASALLE - PAGE - 30:



                                APPENDIX 1 --

                          BUSINESS UNIT STATISTICS

JONES LANG LASALLE - PAGE - 31:



                        REAL ESTATE MONEY MANAGEMENT

        LaSalle Investment Management - A Differentiator For Our Firm



Description           2004 Statistics (12/31/2004)   Typical Fee Structure
--------------------------------------------------------------------------

SEPARATE ACCOUNT
 MANAGEMENT           . $17.8 billion of assets      . Advisory fees
(Firm's co-invest-      under management             . Incentive fees
 ment = $13.0MM)                                     . Transaction fees
                                                     . Equity earnings

--------------------------------------------------------------------------

FUND MANAGEMENT       . $4.1 billion of assets       . Advisory fees
(Firm's co-invest-      under management             . Incentive fees
 ment = $60.5MM)                                     . Equity earnings

--------------------------------------------------------------------------

PUBLIC EQUITY         . $4.5 billion of assets       . Advisory fees
(Firm's co-invest-      under management
 ment = $0.1MM)

--------------------------------------------------------------------------


                                                Assets
                                                Under
      Product                                 Management       %
      ---------------------------------------------------------------

      European private equity                    $12.3       46.6%
      North American private equity               $8.3       31.4%
      Asia Pacific private equity                 $1.3        4.9%
      ---------------------------------------------------------------
      Total Private Equity                       $21.9       82.9%
      ---------------------------------------------------------------

      European public equity                      $0.5        1.9%
      North American public equity                $4.0       15.2%
      ---------------------------------------------------------------
      Total Public Equity                         $4.5       17.1%
      ---------------------------------------------------------------

      TOTAL                                      $26.4        100%
      ---------------------------------------------------------------

JONES LANG LASALLE - PAGE - 32:



                        REAL ESTATE MONEY MANAGEMENT

      Funds in Asia Reflect Strong Research and On-The-Ground Expertise



LASALLE ASIA RECOVERY FUND I -- Launched in 2000

  Equity Raised:        $242 million      Assets Under Mgmt:   $584 million

  Total Buying Power:   $600 million      JLL Co-Investment:   $12 million

  Fund Objective:       An opportunistic, diversified fund nearly fully
                        invested with expectations of exceeding its initial targeted return


--------------------------------------------------------------------------


JAPAN LOGISTIC FUND -- Launched in 2004

  Equity Raised:        $366 million

  Total Buying Power:   $1,464 million

  JLL Co-Investment:    $12 million

  Fund Objective:       LaSalle Investment Management's first country and
                        sector focused Asian vehicle; acquiring warehouse investments in the key distribution centers of Japan


--------------------------------------------------------------------------


LASALLE ASIA OPPORTUNITY FUND II -- Launched in 2005

  Target Buying Power:  Over $2 billion

  Fund Objective:       Continuing with successful approach to LARF I
                        above, focusing on value-added activities with a primary regional focus in North Asia (Japan, Greater China and Korea)


--------------------------------------------------------------------------

JONES LANG LASALLE - PAGE - 33:



                        REAL ESTATE MONEY MANAGEMENT

             Revenue Mix Shifting to Annuity-Like Advisory Fees



     ----------------------------------------------------------------
                                             Actual
                                                   2000
     $MM                                 2004       (1)    % Change
     ----------------------------------------------------------------

     Assets Under Management           $24,100   $22,500         7%

     Revenue (2):

       Advisory Fees                       101        59        71%

       Transaction and
         Incentive Fees/Equity Gains        49        45         9%

     Total Revenue                         150       104        44%

     Operating Income (2)                 $ 32      $ 24        33%



  (1) Excludes revenue and operating income of the divested
      LaSalle Hotel Properties group

  (2) Equity earnings are an integral part of this business and are therefore included in revenue and operating income

JONES LANG LASALLE - PAGE - 34:



              REAL ESTATE INVESTOR SERVICES AND CAPITAL MARKETS

      Established Market Growth Businesses with Strong Cash Generation



Business Unit             2004 Statistics            Typical Fee Structure
--------------------------------------------------------------------------

INVESTOR SERVICES

  Property Management     . 535 million s.f.         . Annuity type manage-
                            (2003: 502 million         ment fees paid
                            s.f.)                      monthly or quarterly

--------------------------------------------------------------------------

  Agency Leasing          . 8,000 transactions       . Income sourced from
                            72 million s.f.            Property Management
                            (2003: 7,900 trans-        and Investment
                            actions and 61 million     Management
                            s.f.)

--------------------------------------------------------------------------

  Valuation & Consulting  . 22,300 valuations        . Regular repeat val-
                            (2003: 26,600)             uation fees tied to
                                                       asset value

                                                     . Consulting fixed fee
                                                       or hourly rates


--------------------------------------------------------------------------

CAPITAL MARKETS           . 1,400 transactions       . One-time trans-
                            $34 billion of value       action fees, but
                            (2003: 1,300 trans-        repeat client
                            actions and $21 billion    business
                            of value)

--------------------------------------------------------------------------

JONES LANG LASALLE - PAGE - 35:



                        REAL ESTATE OCCUPIER SERVICES

           High Growth Potential Businesses with Annuity Revenues



Business Unit             2004 Statistics            Typical Fee Structure
--------------------------------------------------------------------------

Tenant Representation     . 2,800 transactions       . Contractual income
                            49 million s.f.            strategic alliances
                            (2003: 2,950 trans-
                            actions and 51 million
                            s.f.)

--------------------------------------------------------------------------

Facilities Management     . 300 million s.f.         . Management fees
                            (2003: 223 million         paid quarterly
                            s.f.)

--------------------------------------------------------------------------

Project &
  Development Services                               . Percentage of
                                                       construction costs

--------------------------------------------------------------------------

JONES LANG LASALLE - PAGE - 36:



                                APPENDIX 2 --

                             SUPERIOR CASH FLOW

JONES LANG LASALLE - PAGE - 37:



                      SUPERIOR CASH FLOW - HIGH RETURN



     ----------------------------------------------------------------

                                                        Actual
     $MM (except per share data)                   2004       2003
     ----------------------------------------------------------------

     EBITDA                                        $129       $ 99

     Less:  Interest Expense                         (9)       (18)

     Less:  Income taxes                            (22)        (8)

     Plus:  Working capital &
       non-cash expenses                             63         37

     NET CASH FROM OPERATIONS                      $161       $110


     PRIMARY USES OF CASH
     --------------------

     Co-Investment                                   (3)        (4)

     Capital Expenses                                28         19

     Net Debt Repayment                             119         88

     Net Share Repurchase                            19          6

     Other                                           (2)         1

     TOTAL                                         $161       $110



                  FREE CASH FLOW PER SHARE

                  (excludes cap ex and working capital)

                        2004        $2.80
                        2003        $2.51



Note: see Appendix 3 for explanation of EBITDA and Free Cash Flow per Share.

JONES LANG LASALLE - PAGE - 38:



                                APPENDIX 3 --

                GAAP AND NON-GAAP RESULTS AND RECONCILIATION

JONES LANG LASALLE - PAGE - 39:



                            CALCULATION OF EBITDA
                        AND FREE CASH FLOW PER SHARE



     ----------------------------------------------------------------
                                                     Actual
     $MM                                      2004           2003
     ----------------------------------------------------------------

     OPERATING INCOME                         $ 96           $ 62

     Plus:  Depreciation & Amortization         33             37

     EBITDA                                   $129           $ 99

     Less:  Interest Expense                    (9)           (18)

     Less:  Income Taxes                       (22)            (8)

     Plus:  Working capital & non-cash
       expenses                                 63             37

     NET CASH FROM OPERATIONS                 $161            110

     Less:  Capital Expenditures               (28)           (19)

     Less:  Working Capital                    (41)           (10)

     FREE CASH FLOW                           $ 92           $ 81

     FREE CASH FLOW PER SHARE                $2.80          $2.51






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JONES LANG LASALLE - PAGE - 40:



             EXPLANATION OF EBITDA, FREE CASH FLOW AND NET DEBT


      . EBITDA represents earnings before interest expense, income taxes, depreciation and amortization

      . Free Cash Flow represents Net Cash from Operations less Capital Expenditures

      .     Net Debt represents debt minus cash and cash equivalents

      . Management believes that EBITDA and Free Cash Flow are useful to investors as a measure of operating performance and liquidity

      . Management believes that Net Debt is useful to investors as a measure of financial position

      . EBITDA, Free Cash Flow and Net Debt should not be considered alternatives to (i) net income (loss) (determined in accordance with GAAP), (ii) cash flows (determined in accordance with GAAP), or (iii) liquidity